UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 5, 2019

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

500 W. Monroe Street Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value per Share	MSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The transactions described in this Item 1.01 and in Item 8.01 of this Current Report on Form 8-K are collectively referred to as the “Silver Lake Transactions.”

New Investment Agreement

Issuance of Convertible Notes

On September 5, 2019, Motorola Solutions, Inc. (the “Company” or “Motorola Solutions”) entered into an investment agreement (the “New Investment Agreement”) with Silver Lake Alpine, L.P. and Silver Lake Alpine (Offshore Master), L.P. (collectively, “Silver Lake Alpine” and, together with their affiliates, “Silver Lake”), relating to the issuance to Silver Lake of $1 billion in aggregate principal amount of 1.75% convertible senior notes, due 2024 (the “2024 Notes”).

Board Representation

Egon Durban and Greg Mondre, both managing partners of Silver Lake, will continue to serve on the board of directors of the Company (the “Board”), subject to the terms and conditions of the New Investment Agreement. Silver Lake’s right to Board representation will terminate under certain circumstances, as described in the New Investment Agreement, including if Silver Lake and its affiliates beneficially own less than 50% of the shares of common stock of the Company (“Common Stock”) (on an as-converted basis assuming any conversion is settled solely in shares) owned by Silver Lake immediately following the closing of the transactions contemplated by the New Investment Agreement (the “Closing”). The Company also has the right to require that one director affiliated with Silver Lake resign from the Board if Silver Lake and its affiliates beneficially own less than 75% of the Common Stock (on an as-converted basis assuming any conversion is settled solely in shares) owned by Silver Lake and its affiliates immediately following the Closing. In addition, the Company has the right to require that one director affiliated with Silver Lake resign from the Board after the 18 month anniversary of the Closing.

For so long as Silver Lake has rights to nominate a director to the Board, the Company has agreed to include such person in its slate of nominees for election to the Board at each of the Company’s meetings of stockholders in which directors are to be elected and to use its reasonable efforts to cause the election of such person.

Standstill and Voting Obligations

Pursuant to the New Investment Agreement, Silver Lake has agreed, subject to certain exceptions, that until the earliest of (A) the later of (1) 90 days after Silver Lake no longer has a representative or rights to have a representative on the Board and (2) the three-year anniversary of the Closing, (B) the effective date of a change of control of the Company and (C) 90 days after Silver Lake does not beneficially own any 2024 Notes or shares of Common Stock other than the shares issued to Silver Lake designees as compensation for their service on the Board (the “Standstill Period”), Silver Lake and its affiliates and associates will not, among other things: (i) acquire any securities of the Company if, immediately after such acquisition, Silver Lake and certain of its affiliates would collectively own in the aggregate more than 12.5% of the then outstanding voting securities of the Company, (ii) propose or seek to effect any tender or exchange offer, merger or other business combination involving the Company, or make any public statement with respect to such transaction, (iii) make, or in any way participate in any “proxy contest” or other solicitation of proxies, (iv) sell, transfer or otherwise dispose of any voting securities of the Company to any person who is (or will become upon consummation of such sale, transfer or other disposition) a beneficial owner of 12.5% or more of the outstanding voting securities of the Company, or (v) call or seek to call any meeting of stockholders or other referendum or consent solicitation.

In addition, Silver Lake has agreed to vote any shares of Common Stock beneficially owned by it in support of Company-nominated directors and otherwise in accordance with the recommendations of the Board.

Conversion and Transfer Restrictions / Registration Rights

The New Investment Agreement restricts Silver Lake’s ability to transfer or convert the 2024 Notes to Common Stock, subject to certain exceptions specified in the New Investment Agreement and summarized below.

Except as described below, prior to the earlier of (i) the second anniversary of the Closing, (ii) such time as there is no Silver Lake affiliated director on the Board (subject to certain exceptions) and (iii) a change of control of the Company, Silver Lake will be restricted from transferring or entering into an agreement that transfers the economic consequences of ownership of the 2024 Notes or converting the 2024 Notes. Exceptions include, among others, an exception with respect to pledging the 2024 Notes or satisfying obligations related to pledged 2024 Notes.

Subject to certain limitations, the New Investment Agreement provides Silver Lake with certain registration rights for the 2024 Notes and the shares of Common Stock issuable upon conversion of the 2024 Notes.

The foregoing description of the New Investment Agreement is qualified in its entirety by reference to the New Investment Agreement, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Convertible Notes

In connection with the issuance of the 2024 Notes, on September 5, 2019, the Company entered into an indenture (the “New Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”). The 2024 Notes bear interest at a rate of 1.75% per annum, payable semiannually in cash, and will mature on September 15, 2024, subject to earlier redemption at the option of the Company or conversion pursuant to the terms of the New Indenture.

The 2024 Notes are convertible into cash and, at the Company’s option, shares of Common Stock or a combination thereof, based on a conversion rate of 4.9140 per $1,000 principal amount of the 2024 Notes (which is equal to an initial conversion price of $203.50 per share), in each case subject to customary anti-dilution and other adjustments, including a make-whole adjustment in connection with certain extraordinary transactions.

With certain exceptions, upon a change of control of the Company or the failure of the Common Stock to be listed on certain stock exchanges (a “Fundamental Change”), the holders of the 2024 Notes may require that the Company repurchase all or part of the principal amount of the 2024 Notes at purchase price of par plus accrued and unpaid interest.

The New Indenture provides that on and after September 15, 2022, in certain circumstances, the Company may, from time to time, at its option, redeem for cash up to an aggregate of $490 million in aggregate principal amount of the 2024 Notes, upon notice, at a redemption price equal to 100% of the principal amount plus accrued and unpaid interest, if any, to the applicable redemption date.

The New Indenture includes customary “events of default,” which may result in the acceleration of the maturity of the 2024 Notes under the New Indenture. The New Indenture also includes customary covenants for convertible notes of this type.

The foregoing description of the New Indenture and the 2024 Notes is qualified in its entirety by reference to the New Indenture and the 2024 Notes, which are attached hereto as Exhibit 10.2 and Exhibit 10.3, respectively, and incorporated herein by reference.

Amendment to Existing Silver Lake Investment Agreement

The Company is party to that certain Investment Agreement by and among the Company, Silver Lake Partners IV, L.P. and Silver Lake Partners IV Cayman (AIV II), L.P. (collectively, “SLP IV”), dated as of August 4, 2015 (the “Existing Investment Agreement”).

Upon the entrance by the Company and Silver Lake Alpine into the New Investment Agreement, the Company and SLP IV entered into an amendment to the Existing Investment Agreement (the “Existing Investment Agreement Amendment”) to terminate the Board nomination rights of SLP IV under the Existing Investment Agreement, effective as of the Closing.

The foregoing description of the Existing Investment Agreement Amendment is qualified in its entirety by reference to the Existing Investment Agreement Amendment, which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sale of Securities

On September 5, 2019, the Company entered into the New Investment Agreement, pursuant to which it sold $1 billion in aggregate principal amount of the 2024 Notes to Silver Lake in a private placement pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The sale was completed in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Company relied on such exemption from registration based in part on representations made by Silver Lake in the New Investment Agreement.

The information contained in Item 1.01 and Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

The Company previously issued $1,000,000,000 in aggregate principal amount of its 2.0% Convertible Senior Notes due 2020 (the “2020 Notes”) to investment funds affiliated with SLP IV (the “Holders”), of which $200,000,000 in aggregate principal amount was previously repurchased by the Company.

On September 5, 2019, the Holders submitted to the Company conversion notice exercising the Holders’ rights to convert $600,000,000 of the aggregate principal amount of the Convertible Notes held by the Holders (the “Conversion”), and the Company has informed the Holders that it will satisfy its Conversion obligation by paying cash in the aggregate amount of $600,000,000 and delivering 5,522,700 shares of Common Stock of the Company (the “Conversion Obligation”), in each case pursuant to the terms of the Indenture between the Company and The Bank of New York Mellon Trust Company, N.A. as Trustee, dated as of August 25, 2015 (the “Existing Indenture”), and based upon the current conversion rate of 14.9186 shares of Common Stock per $1,000 in principal amount of 2020 Notes. The conversion mechanics are described in additional detail in the Existing Indenture, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 26, 2015. The issuance of the shares of Common Stock will be made in exchange for such 2020 Notes in reliance on the exemptions from registration provided by the Securities Act, including Section 3(a)(9) thereof. The 5,522,700 shares of Common Stock of the Company being issued to the Holders were included in the dilution count disclosed in the Company’s Quarterly Report on Form 10-Q filed August 2, 2019, in accordance with the treasury stock method of accounting for share dilution.

Settlement of the full Conversion Obligation is expected to occur on or before October 18, 2019, with the shares of Common Stock to be issued on or before September 9, 2019.

On September 5, 2019, the Company also agreed with one of the Holders to purchase the remaining $200,000,000 in aggregate principal amount of the 2020 Notes outstanding for aggregate consideration of $525,857,709 in cash, inclusive of conversion premium. Settlement of the purchase is required to occur on or prior to September 10, 2019. The Company expects to pay the cash consideration with funds obtained from the proceeds of the issuance of the 2024 Notes and/or with cash on the balance sheet.

As a result of the Conversion and the purchase of the remaining $200,000,000 in aggregate principal amount of the 2020 Notes, no principal amount of the 2020 Notes will remain outstanding.

On September 5, 2019, the Company issued a press release announcing the Silver Lake Transactions. A copy of this press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This filing contains “forward-looking statements” within the meaning of applicable federal securities law. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates” and similar expressions. The Company can give no assurance that any actual or future results or events discussed in these statements will be achieved. Any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing the Company’s views as of any subsequent date. Readers are cautioned that such forward-looking statements are subject to a variety of risks and uncertainties that could cause the Company’s actual results to differ materially from the statements contained in this filing. Motorola Solutions cautions the reader that the risk factors below, as well as those on pages 9 through 21 in Item 1A of Motorola Solutions’ 2018 Annual Report on Form 10-K and in its other SEC filings available for free on the SEC’s website at www.sec.gov and on Motorola Solutions’ website at www.motorolasolutions.com, could cause Motorola Solutions’ actual results to differ materially from those estimated or predicted in the forward-looking statements. Many of these risks and uncertainties cannot be controlled by Motorola Solutions, and factors that may impact forward-looking statements include, but are not limited to: (1) the economic outlook for the government communications industry; (2) the impact of foreign currency fluctuations on the Company; (3) the level of demand for the Company’s products; (4) the Company’s ability to refresh existing and introduce new products and technologies in a timely manner; (5) exposure under large systems and managed services contracts, including risks related to the fact that certain customers require that the Company build, own and operate their systems, often over a multi-year period; (6) negative impact on the Company’s business from global economic and political conditions, which may include: (i) continued deferment or cancellation of purchase orders by customers; (ii) the inability of customers to obtain financing for purchases of the Company’s products; (iii) increased demand to provide vendor financing to customers; (iv) increased financial pressures on third-party dealers, distributors and retailers; (v) the viability of the Company’s suppliers that may no longer have access to necessary financing; (vi) counterparty failures negatively impacting the Company’s financial position; (vii) changes in the value of investments held by the Company’s pension plan and other defined benefit plans, which could impact future required or voluntary pension contributions; and (viii) the Company’s ability to access the capital markets on acceptable terms and conditions; (7) the impact of a security breach or other significant disruption in the Company’s IT systems, those of its partners or suppliers or those it sells to or operates or maintains for its customers; (8) the outcome of ongoing and future tax matters; (9) the Company’s ability to purchase sufficient materials, parts and components to meet customer demand, particularly in light of global economic conditions and reductions in the Company’s purchasing power; (10) risks related to dependence on certain key suppliers, subcontractors, third-party distributors and other representatives; (11) the impact on the Company’s performance and financial results from strategic acquisitions or divestitures; (12) risks related to the Company’s manufacturing and business operations in foreign countries; (13) the creditworthiness of the Company’s customers and distributors, particularly purchasers of large infrastructure systems; (14) the ownership of certain logos, trademarks, trade names and service marks including “MOTOROLA” by Motorola Mobility Holdings, Inc.; (15) variability in income received from licensing the Company’s intellectual property to others, as well as expenses incurred when the Company licenses intellectual property from others; (16) unexpected liabilities or expenses, including unfavorable outcomes to any pending or future litigation or regulatory or similar proceedings; (17) the impact of the percentage of cash and cash equivalents held outside of the United States; (18) the ability of the Company to pay future dividends due to possible adverse market conditions or adverse impacts on the Company’s cash flow; (19) the ability of the Company to complete acquisitions or repurchase shares under its repurchase program due to possible adverse market conditions or adverse impacts on the Company’s cash flow; (20) the impact of changes in governmental policies, laws or regulations; (21) negative consequences from the Company’s use of third party vendors for various activities, including certain manufacturing operations, information technology and administrative functions; (22) the Company’s ability to settle the par value of the 2024 Notes in cash and (23) statements relating to the investment by Silver Lake and the use of the proceeds and benefits thereof. Motorola Solutions undertakes no obligation to publicly update any forward-looking statement or risk factor, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Investment Agreement, by and among Motorola Solutions, Inc., Silver Lake Alpine, L.P. and Silver Lake Alpine (Offshore Master), L.P., dated as of September 5, 2019

10.2	Indenture dated as of September 5, 2019 between Motorola Solutions, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee, related to 1.75% Convertible Senior Notes Due 2024

10.3	Form of 1.75% Convertible Senior Notes Due 2024 (included in Exhibit 10.2)

10.4

Amendment, dated as of September 5, 2019, to the Investment Agreement by and among Motorola Solutions, Inc., Silver Lake Partners IV, L.P. and Silver Lake Partners IV Cayman (AIV II), L.P, dated as of August 4, 2015

99.1	Press Release announcing the Silver Lake Transactions, dated September 5, 2019

Exhibit 104	Cover Page Interactive Data File – The Cover Page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC. (Registrant)

Dated: September 5, 2019	By:	/s/ Kristin L. Kruska
	Name:	Kristin L. Kruska
	Title:	Corporate Vice President and Secretary